FINANCIAL STATEMENTS

Global Brands Acquisition Corp.

(A Corporation in the Development Stage)

Period From July 3, 2007 (Inception) To December 12, 2007

With Report of Independent Registered Public Accounting Firm

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Financial Statements

Period From July 3, 2007 (Inception) To December 12, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

Global Brands Acquisition Corp.

We have audited the accompanying balance sheet of Global Brands Acquisition Corp. (a corporation in the development stage) (the Company) as of December 12, 2007 and the related statements of operations, stockholders’ equity and cash flows for the period from July 3, 2007 (inception) to December 12, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Global Brands Acquisition Corp. (a corporation in the development stage) as of December 12, 2007, and the results of its operations and its cash flows for the period from July 3, 2007 (inception) to December 12, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Ernst & Young

December 17, 2007

New York, New York

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Balance Sheet

December 12, 2007
Assets
Current assets:
Cash	$275,121
Cash held in trust fund	286,125,000
Prepaid expense	127,067
Total current assets	286,527,188
Other non-current assets	59,533
Total assets	$286,586,721
Liabilities and stockholders’ equity
Current liabilities:
Accrued expenses	$269,600
Accrued accounting fees payable	27,500
Accrued filing fees payable	14,375,000
Notes payable, stockholders	100,000
Total current liabilities	$14,772,100
Common stock, subject to possible conversion, 8,624,999 shares at conversion value	85,837,490
Commitments
Stockholders’ equity:
Preferred stock; $.0001 par value; 1,000,000 shares authorized; none issued
Common stock; $.0001 par value; authorized 90,000,000 shares; 7,187,500 and 35,937,500 (less 8,624,999 shares subject to possible conversion) shares issued and outstanding, respectively	2,732
Additional paid-in capital	186,023,378
Deficit accumulated during the development stage	(48,979)
Total stockholders’ equity	185,977,131
Total liabilities and stockholders’ equity	$286,586,721

See accompanying notes.

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Statement of Operations

Period From July 3, 2007 (Inception) To December 12, 2007
Formation and operating costs	$3,979
Accounting fees	45,000
Net loss	$48,979
Weighted average number of common shares outstanding, basic and diluted	7,319,785
Net loss per common share, basic and diluted	$–

See accompanying notes.

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Statement of Stockholders’ Equity

Period From July 3, 2007 (Inception) To December 12, 2007

	Common Shares	Amount	Additional Paid- in Capital	Deficit Accumulated During the Development Stage	Total Stockholders’ Equity
Common shares issued	7,187,500	$719	$24,281	$—	$25,000
Sale of 28,750,000 units, net of underwriters’ discount and offering expenses (includes 8,624,999 shares subject to possible conversion)	28,750,000	2,875	266,835,725	—	266,838,600
Proceeds subject to possible conversion of 8,624,999 shares		(862)	(85,836,628)	—	(85,837,490)
Proceeds from issuance of founders’ warrants		—	5,000,000	—	5,000,000
Net loss		—	—	(48,979)	(48,979)
Balance, at December 12, 2007	35,937,500	$2,732	$186,023,378	$(48,979)	$185,977,131

See accompanying notes.

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Statement of Cash Flows

Period From July 3, 2007 (Inception) To December 12, 2007
Cash flows from operating activities
Net loss	$(48,979)
Adjustment to reconcile net loss to net cash used in operating activities:
Change in operating assets and liabilities:
Accrued expenses	29,500
Net cash used in operating activities	(19,479)
Cash flows from investing activities
Cash held in trust fund	(286,125,000)
Cash flows from financing activities
Gross proceeds from initial public offering	287,500,000
Proceeds from notes payable, stockholders	100,000
Proceeds from issuance of common stock	25,000
Proceeds from issuance of founders’ warrants	5,000,000
Payment of offering costs	(6,205,400)
Net cash provided by financing activities	286,419,600
Net increase in cash	275,121
Cash, beginning of period	—
Cash, end of period	$275,121

See accompanying notes.

Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements

A.	Description of Organization and Business Operations

Global Brands Acquisition Corp. (a corporation in the development stage) (the Company) was incorporated in Delaware on July 3, 2007. The Company was formed to acquire an operating business or asset or several operating businesses or assets (a Business Combination) through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination. All activity through December 12, 2007 relates to the formation of the Company and its initial public offering described below in Note E. The Company has neither engaged in any operations nor generated revenue to date and will not until completion of its business combination. The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting By Development Stage Enterprises, and is subject to the risks associated with activities of development stage companies. The Company has selected March 31st as its fiscal year end.

The registration statement for the Company’s initial public offering of Units (as defined in Note E below) (Offering) was declared effective December 6, 2007. The Company consummated the Offering on December 12, 2007 and received net proceeds of $281.1 million (see Note E). An amount of $286.1 million of the net proceeds from the Offering, including $14.4 million of deferred underwriting discounts and commissions and the $5 million of proceeds relating to the private placement of the sponsor’s warrants (see Note F), was placed in a trust account (Trust Account) and invested in either United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, until the earlier of (i) the consummation of its initial Business Combination or (ii) the liquidation of the Company as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective target businesses and continuing general and administrative expenses.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owing 30% or more of the shares of common stock sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. If the Company’s initial Business Combination is approved and completed, public stockholders voting against the initial Business Combination will be entitled to convert their shares of common stock into a pro rata share of the aggregate amount then on deposit in the Trust Account, before payment of deferred underwriting discounts and

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commissions and including interest earned on their pro rata portion of the trust account, net of interest income on the Trust Account balance previously released to the Company to pay our tax obligations and net of interest income of up to

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

A.	Description of Organization and Business Operations (continued)

$2.9 million on the “Trust Account” balance previously released to the Company to fund its working capital requirements.

However, voting against the Business Combination alone will not result in an election to exercise a stockholder’s conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combination is voted upon by the stockholders. All of the Company’s stockholders prior to the Proposed Offering, including all of the officers and directors of the Company will agree to vote all of the shares of common stock held by them in accordance with the vote of the majority in interest of all other stockholders of the Company.

In the event that the Company does not consummate a Business Combination within 24 months from the date of the final prospectus relating to the Proposed Offering, the corporate existence of the Company will cease except for purposes of winding up and liquidating. The amounts held in the Trust Account will be distributed to the Company’s public stockholders, excluding the existing stockholders to the extent of their initial stock holdings.

In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Proposed Offering (assuming no value is attributed to the warrants contained in the Units to be offered in the Proposed Offering discussed in Note E).

B.	Summary of Significant Accounting Policies

Development Stage Company

The Company complies with the reporting requirements of SFAS No. 7, Accounting and Reporting by Development Stage Enterprises.

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

B.	Summary of Significant Accounting Policies (continued)

Net Loss per Common Share

Loss per common share is based on the weighted average number of common shares outstanding. The Company complies with SFAS No. 128, Earnings Per Share, which requires dual presentation of basic and diluted earnings per share on the face of the statements of operations, which the Company has adopted. Basic loss per share excludes dilution and is computed by dividing income available to common stockholders by the weighted-average common shares outstanding for the period. Diluted loss per share reflects the potential dilution that could occur if convertible debentures, options and warrants were to be exercised or converted or otherwise resulted in the issuance of common stock that then shared in the earnings of the entity.

Since the effects of outstanding warrants are antidilutive, they have been excluded from the computation of loss per common share.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, exceeds the Federal depository insurance coverage of $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the company’s assets and liabilities, which qualify as financial instruments under SFAS No. 107, Disclosure About Pair Value of Financial Instruments, approximates the carrying amounts represented in the balance sheet.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

B.	Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Deferred Offering Costs

Deferred offering costs of $14.4 million consist of underwriting discounts that are payable upon the Company’s consummation of a Business Combination.

Income Tax

The Company complies with SFAS 109, Accounting for Income Taxes which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. A valuation allowance has been established for the full amount of the benefit related to the current period net loss.

Recently Issued Accounting Standards

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

B.	Summary of Significant Accounting Policies (continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, provides a framework for measuring fair value under current standards in GAAP, and requires additional disclosure about fair value measurements. In accordance with the Statement, the definition of fair value retains the exchange price notion, and exchange price is defined as the price in an orderly transaction between market participants to sell an asset or transfer a liability. If there is a principal market for the asset or liability, the fair value measurement should reflect that price, whether that price is directly observable or otherwise used in a valuation technique. Depending on the asset or liability being valued, the inputs used to determine fair value can range from observable inputs (i.e. prices based on market data independent from the entity) and unobservable inputs (i.e. entity’s own assumptions about the assumptions that market participants would use). The Statement applies to other accounting pronouncements that require or permit fair value measurements and will be effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the provisions of SFAS No. 157 to determine the potential impact, if any, the adoption will have on the Company’s financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits entities to voluntarily choose to measure many financial assets and financial liabilities at fair value. The election is made on an instrument-by-instrument basis and is irrevocable. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the provisions of SFAS No. 159 to determine the potential impact, if any, the adoption will have on the Company’s financial statements.

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On December 4, 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No. 160, Noncontrolling interests in Consolidated Financial Statements, an amendment of ARB No. 51. The new standards requires that a noncontrolling interest in a consolidated subsidiary be displayed in the consolidated statement of financial position as a separate component of equity. The new standards also indicate gains and losses should not be recognized on sales of noncontrolling interests in subsidiaries but that differences between sale proceeds and the consolidated basis of accounting should be accounted for as charges or credits to consolidated additional paid-in-capital. However, in a sale of a subsidiary’s shares that results in the deconsolidation of the subsidiary, a gain or loss would be recognized for the difference between the proceeds of that sale and the carrying amount of the interest sold. Also, a new fair value in any remaining noncontrolling ownership interest is established. These statements are effective for the first annual reporting period on or after December 15, 2008. The Company is currently evaluating the provisions of SFAS 141 (R) and SFAS 160 and does not expect there to be an impact to the Company’s financial statements.

C.	Common Stock, Subject to Possible Conversion

The Company is required to convert to cash up to 8,624,999 of the shares of common stock sold in the Offering should those shareholders vote against the initial Business Combination and convert their shares of common stock into a pro rata share of the aggregate amount then on deposit in the Trust Account. An amount of $85.8 million has been classified as common stock, subject to possible conversion representing the initial per-share conversion price.

D.	Stockholders’ Equity

The Company’s capital stock consists of common stock and preferred stock. The Company is authorized to issue 90,000,000 shares of common stock, of which 35,937,500 (includes 8,624,999 shares subject to possible conversion) are outstanding as of December 12, 2007. The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

E.	Initial Public Offering

On December 12, 2007, the Company sold 28,750,000 units (Units) to the public at a price of $10.00 per unit. Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (Warrant). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $7.00 commencing on the later of (i) one year from the date of the final prospectus for the Offering or (ii) the completion of a Business Combination with a target business, and will expire five years from the date of the prospectus, unless earlier redeemed. The Warrants will be redeemable, in whole and not in part, at a price of $0.01 per Warrant upon 30 days prior written notice of redemption, only in the event that the last sales price of the common stock is at least $14.25 per share for any 20 trading, days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is sent to the holders of Warrants. The Warrants may not be redeemed unless an effective and current registration statement covering the shares of

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common stock issuable upon exercise of the Warrants is available throughout the redemption period.

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

The Company paid an underwriting discount of 2.0% of the public unit offering price to the underwriters at the closing of the Initial Public Offering, with an additional 5.0% fee of the gross offering proceeds payable upon the Company’s consummation of a Business Combination. The additional 5% fee, amounting to $14.4 million, has been placed in the Trust Account.

F.	Related Party Transactions

JLJ Partners, LLC (JLJ Partners) and the Company’s independent directors have purchased an aggregate of 7,187,500 of the Company’s founders’ units for an aggregate price of $25,000 in a private placement. Each of the founders will agree to vote its founders’ common stock in the same manner as holders of a majority of the shares of the Company’s common stock voted by the public stockholders at the special or annual meeting called for the purpose of approving the Company’s initial Business Combination. As a result, none of the founders will be able to exercise conversion rights with respect to the founders’ common stock. In addition, the founders have agreed to waive their rights to participate in any liquidation distribution with respect to the founders’ common stock if the Company fails to consummate an initial Business Combination. All of the founders’ units will be placed in escrow. Subject to limited exceptions, the founders’ common stock will be held in escrow until 180 days after the consummation of the Company’s initial Business Combination and the founders’ warrants will remain in escrow until they become exercisable.

In addition, JLJ Partners purchased an aggregate of 5,000,000 warrants from the Company at a price of $1.00 per Warrant ($5 million in the aggregate) in a private placement that occurred simultaneously with the consummation of the Offering. The Company obtained a valuation for the warrants which indicated the purchase price of the warrants approximates the fair value. The $5 million was placed in the Trust Account until a successful completion of an initial Business Combination. If the Company does not complete an initial Business Combination, the $5 million will be part of the liquidating distribution to the public stockholders, and the sponsor’s warrants will expire worthless. The sponsor’s warrants will not be transferable or salable by JLJ Partners (subject to limited exceptions) until after the Company completes an initial Business Combination, and will be exercisable on a cashless basis and will be non-redeemable by the Company, in each case, so long as they are held by JLJ Partners or its permitted transferees. In addition, commencing 30 days after the consummation of the initial business combination, the sponsor’s warrants and the underlying shares of common stock are entitled to registration rights under an agreement to be signed on or before the date of the prospectus. With the exception of the terms noted above, the sponsor’s warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in the initial public offering. The Company believes the purchase price of these Warrants approximates the fair value of such Warrants. [This conclusion was primarily based on a study of similar companies.] The founders’ common stock and founders’ warrants included in the founders’ units will be released from escrow earlier than as described above if, subsequent to the Company’s consummation of its initial Business Combination, (A) the last

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sales price of the Company’s common stock equals or exceeds $14.25 per share for any 20 trading clays within a 30 trading day period beginning 90 days after such Business Combination or (B) the Company consummates a subsequent liquidation, merger, stock exchange, or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities, or other property.

In addition, JLJ Partners and Sportswear Holdings Limited, an affiliate of the Company’s Chairman of the Board, have agreed to purchase 2,500,000 Units at a price of $10 per Unit (an aggregate price of $25,000,000) from the Company in a private placement that may occur immediately prior to the Company’s consummation of a Business Combination. These private placement units will be identical to the Units sold in the Offering, except that, subject to certain exceptions, these Units and underlying securities will not be sold, assigned or transferred for a period of 180 days from the date of the consummation of the Business Combination.

The Company issued a $100,000 unsecured promissory note to JLJ Partners. The loan evidenced thereby is non-interest bearing, unsecured and is due upon the earlier of (1) August 8, 2008 or (2) the consummation of the Proposed Offering. This loan will be repaid out of the proceeds of the Offering not placed in trust.

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Global Brands Acquisition Corp.

(a Corporation in the Development Stage)

Notes to Financial Statements (continued)

G.	Related Party Transactions (continued)

The Company presently occupies office space provided by JLJ Partners. JLJ Partners has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay JLJ Partners $10,000 per month for such services.

H.	Income Taxes

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (“FIN 48”). FIN 48 provides recognition criteria and a related measurement model for tax positions taken by companies. In accordance with FIN 48, a tax position is a position in a previously filed tax return or a position expected to be taken in a future tax filing that is reflected in measuring current or deferred income tax assets and liabilities. Tax positions shall be recognized only when it is more likely than not (likelihood of greater than 50%), based on technical merits, that the position will be sustained upon examination. Tax positions that meet the more likely than not threshold should be measured using a probability weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. The Company adopted FIN 48, which had no effect on the Company’s financial positions and results of operations at this time given its limited operations and activities.

The Company’s provision for income taxes for the period from July 3, 2007 (inception) to December 12, 2007 is a benefit of approximately $16,000, which resulted in a deferred tax asset. Utilization of deferred tax assets is dependent upon future taxable income. The Company has determined that a valuation allowance for the deferred tax asset is required at this time as it is more likely than not that such deferred tax assets will not be realized, and a valuation allowance has been established for the full amount of the benefit related to the current period net loss.

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